                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): JUNE 28, 2006
                                                           -------------


                                  VOXWARE, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  0-021403                     36-3934824
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)

168 Franklin Corner Road, Lawrenceville, New Jersey                  08648
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (609) 514-4100
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 28, 2006, the Compensation Committee of the Board of Directors of Voxware, Inc. (the "Company") recommended, and the Company's Board of Directors approved, the acceleration of vesting of all unvested options to purchase shares of common stock of the Company outstanding as of June 30, 2006 and held by current employees and executive officers of the Company. These options were previously awarded to employees of the Company pursuant to the 1994 Stock Incentive Plan and the 2003 Stock Incentive Plan, as amended, and would still have been unvested at July 1, 2006. The exercise price per share for these options range between $2.25 and $12.75, while the closing price per share of the Company's common stock, as listed on the NASDAQ Capital Market on June 28, 2006, was $6.00.

The following table summarizes the options subject to acceleration:

                                          AGGREGATE NUMBER OF
                                         SHARES ISSUABLE UNDER     EXERCISE PRICE
                                          ACCELERATED OPTIONS         PER SHARE          DATE OF GRANT
                                         -----------------------   ----------------     ---------------
Employees as a group (other
than executive officers)                             8             $      12.75             07/29/02
                                                     6             $       6.75             10/21/02
                                                    12             $       5.55             01/02/03
                                                     6             $       6.45             01/15/03
                                                     6             $       6.00             01/27/03
                                                     6             $       5.25             02/10/03
                                                 5,708             $       2.25             06/24/03
                                                   104             $       2.25             09/22/03
                                                 1,875             $       2.25             12/22/03
                                                   146             $       2.25             03/15/04
                                                 1,458             $       2.25             03/18/04
                                                   250             $       2.25             04/12/04
                                                   417             $       2.25             04/19/04
                                                   167             $       2.25             05/17/04
                                                   833             $       2.25             05/24/04
                                                   167             $       2.25             06/14/04
                                                   563             $       2.25             07/01/04
                                                    94             $       5.55             07/22/04
                                                   188             $       5.55             09/06/04
                                                    94             $       5.55             09/20/04
                                                   417             $       5.55             10/07/04
                                                15,625             $       3.00             01/26/05
                                                   688             $       3.00             02/25/05
                                                   375             $       3.00             03/23/05
                                                   500             $       3.75             05/01/05
                                                   375             $       3.75             06/01/05

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
                                          AGGREGATE NUMBER OF
                                         SHARES ISSUABLE UNDER     EXERCISE PRICE
                                          ACCELERATED OPTIONS         PER SHARE          DATE OF GRANT
                                         -----------------------   ----------------     ---------------
Employees as a group (other than
executive officers) - cont.                      2,500             $       3.75             07/01/05
                                                25,803             $       4.80             07/15/05
                                                 3,667             $       4.80             08/01/05
                                                 4,333             $       7.05             10/01/05
                                                 3,664             $       6.90             01/03/06
                                                 4,483             $       7.00             02/01/06
                                                82,100             $       5.69             06/01/06

Executive officers as a group                   13,333             $       2.25             06/24/03
                                               105,029             $       2.25             01/05/04
                                                 2,917             $       2.25             03/18/04
                                                21,717             $       2.25             06/21/04
                                                98,690             $       3.00             01/26/05
                                                 5,000             $       3.75             04/15/05
                                                82,333             $       4.80             07/15/05
                                                33,333             $       4.80             08/01/05
                                                23,333             $       7.05             10/01/05
                                               130,000             $       5.69             06/01/06
                                         -----------------
Total                                         672,323

The acceleration of vesting of these options is being undertaken primarily to eliminate any future compensation expense the Company would otherwise recognize in its income statement with respect to these options with the implementation of the Financial Accounting Standard Board (FASB) statement "Share-Based Payment" (FAS 123R), effective for the Company on July 1, 2006. We estimate this compensation expense, before tax, would be approximately $3,300,000 in aggregate future expenses based on fair value calculations using the Black-Scholes methodology.

Additionally, under APB Opinion 25 "Accounting for Stock Issued to Employees," we estimate a stock-based compensation expense on June 30, 2006 of approximately $2,465,000. This represents primarily the unamortized balance of the intrinsic value of the options at the time they were issued. The Company had been expensing this amount over the vesting period. With the acceleration of the vesting, the balance is expensed. Also included in the $2,465,000 is an amount of approximately $20,000, representing additional expense due to the estimated impact of the closing stock price on June 30, 2006 being higher than the original closing price of some grants upon their issuance. On June 30, 2006, a balance of approximately $40,000 of deferred compensation expense related to non-employee board members remains.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    VOXWARE, INC.



Dated: June 30, 2006                By:  /s/ PAUL COMMONS
                                         ---------------------------------------
                                          Name:  Paul Commons
                                          Title: Vice President and Chief
                                                 Financial Officer